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                                                                    EXHIBIT 10.6

                               JO-ANN STORES, INC.

                  LIST OF EXECUTIVE OFFICERS WHO PARTICIPATE IN
         THE REGISTRANT'S 1979 SUPPLEMENTAL RETIREMENT PLAN, AS AMENDED

-        David Bolen
-        Brian Carney
-        Rosalind Thompson

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